                                                                    Exhibit 99.4



May 18, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

         RE:      MONTHLY OPERATING REPORT
                  DICTAPHONE CORPORATION
                  CASE NO. 00-4397 (JHW)
                  DISTRICT OF DELAWARE

         Enclosed is the Monthly Operating Report of Dictaphone Corporation for the period of February 1, 2001 through February 28, 2001.

         Please contact me with any questions or comments.

Yours truly,

DICTAPHONE CORPORATION


/s/ Jo-Ann Hamilton

Jo-Ann Hamilton
Vice President Accounting and Restructuring
Dictaphone Corporation

cc:      Clerk of the Bankruptcy Court
         Philippe Bodson                    Lernout & Hauspie Speech Products N.V.
         Thomas Denys                       Lernout & Hauspie Speech Products N.V.
         Luc A. Despins                     Milbank, Tweed, Hadley & McCloy LLP
         Allan S. Brilliant                 Milbank, Tweed, Hadley & McCloy LLP
         Matthew S. Barr                    Milbank, Tweed, Hadley & McCloy LLP
         Claude Gonthier                    Liedekerke Wolters Waelbroeck Kirpatrick & Cerfontaine
         Robert Dehney                      Morris, Nichols, Arsht & Tunnell
         Daniel H. Golden                   Akin, Gump, Strauss, Hauer & Feld, LLP
         Bruce Zirinsky                     Cadwalader, Wickersham & Taft
         Bill Lenhart                       BDO Seidman
         Frans Samyn                        BDO Seidman
         Tom Thompson                       Chanin Capital Partners
         Kerry Krisher                      Crossroads LLC

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                FOR THE PERIOD OF FEBRUARY 1 - FEBRUARY 28, 2001


                  DEBTOR NAME:              Dictaphone Corporation
                  CASE NUMBER:              Case No. 00-4397 (JHW)


                  As Vice President of Finance and Restructuring of Dictaphone Corporation, a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

                  1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

                           -        Balance Sheet

                           -        Statement of Operations

                           -        Statement of Cash Flows

                           -        Summary of Bank Accounts

                           -        Statement of Payments to Insiders

                           -        Statement of Payments to Professionals

                  2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

                  3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

                  4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

                  The attached Statements were prepared by Dictaphone Corporation under my direction and supervision. Dictaphone Corporation verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.


Dated: May 18, 2001                    /s/ Jo-Ann Hamilton
                                       ----------------------------------------
                                       Jo-Ann Mitchell
                                       Vice President Finance and Restructuring
                                       Dictaphone Corporation

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                                  BALANCE SHEET
                             AS OF FEBRUARY 28, 2001
                                   (Unaudited)

                                                                                       ($000s)
                                                                                      ---------
ASSETS
Current  Assets:
            Cash  &  Cash  Equivalents                                                $   6,310
            Unused cash borrowed under Ableco DIP Facility (Note 4)                      14,484
            Accounts  Receivable - Trade                                                 49,882
            Inventories - Net                                                             9,055
            Prepaids and Other Current Assets                                             4,676
            Assets held for disposal (NOTE 5)                                            42,846
                                                                                      ---------
Total  Current  Assets                                                                  127,253
                                                                                      ---------

Property, Plant and Equipment                                             $ 60,312
   Less: Accumulated Depreciation                                          (31,663)
                                                                          --------
Property, Plant and Equipment (Net)                                                      28,649
Investment in Affiliated Companies (equity)                                              35,159
Accounts Receivable - Intercompany                                                       14,349
Deferred Financing Fees                                                                     385
Goodwill,  net                                                                          517,654
Other  Intangibles,  net                                                                231,007
                                                                                      ---------
TOTAL ASSETS                                                                          $ 954,456
                                                                                      =========

LIABILITIES
Current  Liabilities:
            Accounts  Payable  - Trade                                                $   5,910
            Accounts  Payable  - Intercompany                                             2,397
            Accrued  Liabilities                                                          1,691
            Advance  Billings  (NOTE 6)                                                  56,630
                                                                                      ---------
Total  Current  Liabilities                                                              66,628
                                                                                      ---------

Liabilities Subject to Compromise under Chapter 11 (NOTE 7)                             416,083

Borrowing on behalf of L&H Group under Ableco DIP Facility: (NOTE 4)      $ 30,000
   Less:    Amount due from Lernout & Hauspie Speech Products N.V.          (7,533)
            Amount due from L&H Holdings USA, Inc.                          (7,983)      14,484
                                                                          --------
Other  Liabilities                                                                            0
                                                                                      ----------
TOTAL LIABILITIES                                                                       497,195
                                                                                      ----------

STOCKHOLDER'S EQUITY
            Common  Stock                                                                     1
            Capital  in  Excess  of  Par  Value                                         593,444
            Accumulated  Deficit                                                       (136,184)
                                                                                      ---------
TOTAL STOCKHOLDER'S EQUITY                                                              457,261
                                                                                      ---------

TOTAL LIABILITIES AND  STOCKHOLDER'S  EQUITY                                          $ 954,456
                                                                                      =========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED FEBRUARY 28, 2001
                                   (Unaudited)

                                                                         ($000s)
                                                                        ---------
REVENUE
         Product and Service Sales                                      $  8,701
         Intercompany Sales                                                  453
                                                                        --------
TOTAL REVENUE                                                              9,154
                                                                        --------

COST OF SALES
         Cost of Sales                                                     4,628
         Intercompany Cost of Sales                                          470
                                                                        --------
TOTAL COST OF SALES                                                        5,098
                                                                        --------

GROSS PROFIT                                                               4,056
                                                                        --------

OTHER EXPENSES
         Selling, General & Administrative                                 6,551
         Research & Development                                            1,107
         Restructuring Expenses (NOTE 9)                                   1,148
         Interest & Fees on GECC & Ableco DIP Facilities (NOTE 4)            596
         Depreciation & Amortization                                       8,588
         Other (NOTE 8)                                                   (5,663)
                                                                        --------
TOTAL OTHER EXPENSES                                                      12,327

                                                                        --------
NET LOSS                                                                $ (8,271)
                                                                        ========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
MONTHLY OPERATING REPORT

                             DICTAPHONE CORPORATION
                             (Debtor in Possession)
                             STATEMENT OF CASH FLOWS
                      FOR THE MONTH ENDED FEBRUARY 28, 2001
                                   (Unaudited)


                                                                                ($000s)
                                                                                --------
OPERATING ACTIVITIES
Net Loss                                                                        $ (8,271)
        Adjustments to reconcile net loss to
           net cash used in operating activities:
           Depreciation & Amortization                                             8,588

        Changes in Assets & Liabilities:
           Accounts Receivable                                                     6,676
           Inventories                                                            (1,146)
           Other Current Assets                                                   (1,340)
           Accounts Payable & Accrued Liabilities                                 (5,155)
           Advance Billings                                                         (400)
           Intercompany Payables/Receivables                                         (25)
           Other Assets & Liabilities                                                 91
                                                                                --------

NET CASH USED IN OPERATING ACTIVITIES                                               (982)
                                                                                --------

INVESTING ACTIVITIES
           Net Investment in Fixed Assets                                           (115)
                                                                                --------
NET CASH PROVIDED BY INVESTING ACTIVITIES                                           (115)
                                                                                --------

FINANCING ACTIVITIES
           Borrowing on behalf of L&H Group under Ableco DIP Facility, Net        12,429
                                                                                --------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                         12,429

                                                                                --------
INCREASE IN CASH DURING THE PERIOD                                              $ 11,332
                                                                                ========

Cash, beginning of period                                                       $  9,492
Cash, end of period                                                             $ 20,794

                                                          CASE NO. 00-4397 (JHW)


                             DICTAPHONE CORPORATION
                        NOTES TO MONTHLY OPERATING REPORT

1. THE MONTHLY OPERATING REPORT ("MOR") OF DICTAPHONE CORPORATION ("DICTAPHONE"), INCLUDES ONLY THE ASSETS, LIABILITIES AND OPERATIONS OF DICTAPHONE AND EXCLUDES ANY OF ITS SUBSIDIARIES. ASSETS AND LIABILITIES ARE STATED AT THEIR HISTORICAL COST; THUS, SUCH AMOUNTS DO NOT REFLECT THEIR FAIR MARKET VALUE.

2. The financial information is unaudited and is subject to further review and potential adjustment. Dictaphone has not yet determined the amount, if any, of royalties due to Lernout & Hauspie Speech Products N.V. ("L&H NV"), L&H Holdings USA, Inc. ("Holdings") or any of their subsidiaries. In addition, Dictaphone has not yet completed its review of cash disbursements to determine the portion of any such disbursements, including the allocation of interest and fees on the GE Capital Corporation ("GECC") and Ableco Finance, LLC ("Ableco") DIP Facilities, that should be allocated to L&H NV, Holdings or any of their subsidiaries. As Dictaphone closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required.

3. Subsequent to the filing of the December 2000 MOR, Dictaphone identified certain adjustments relating to December 2000. Such adjustments have now been made to 2000, the net effect of which is to increase the operating loss for the year ended December 31, 2000 by approximately $7,487,000. An amended MOR for December 2000 will be filed with the court at a later date after all adjustments are identified and finalized.

4. On February 23, 2001, Dictaphone, Holdings and L&H NV entered into a $60.0 million DIP Facility Agreement with Ableco (the "Ableco DIP facility") composed of two Term Loans - Term Loan A for $30.0 million and Term Loan B for $10.0 million and a $20.0 million Revolving Credit Facility. On that same date, the Debtors borrowed the entire amount of Term Loan A of the Ableco DIP Facility and paid GECC the $10.0 million initially borrowed plus $734,000 in DIP fees and interest charges. Each of Holdings, L&H NV and Dictaphone are jointly and severally liable for amounts due to Ableco under the Ableco DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from Ableco. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $30.0 million borrowed from Ableco (includes Ableco DIP fees, interest and related expenses of $960,000 of which $423,000 has been deferred) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

                                                          CASE NO. 00-4397 (JHW)


5. Assets held for sale represents the net book value of assets related to Dictaphone's manufacturing operations in Melbourne, Florida.

6. Maintenance contracts (support services) are billed in advance; the related revenue is included in advance billings and amortized ratably into income as earned.

7.   Liabilities subject to compromise under Chapter 11 include the following:

                                                   $000s
                                                  --------
                     Accounts Payable             $ 13,225
                     Accrued Liabilities            16,741
                     Subordinated Debentures       142,416
                     Revolver                       12,200
                     Accrued Interest                6,156
                     Intercompany Debt             212,825
                     Other                          12,520
                                                  --------
                     TOTAL                        $416,083
                                                  ========

     Dictaphone is also contingently liable on a guarantee for the benefit of certain banks in the maximum amount of $208 million. For any payments that might be made under this guarantee, the Intercompany Long-Term Debt due to L&H N.V. will be reduced dollar for dollar.

     Intercompany Long-Term Debt was adjusted downward to reflect L&H NV's agreement with Dictaphone in September 2000, to convert $54 million of such debt to Paid in Capital. This adjustment was not reflected in the December 2000 MOR Dictaphone is in the process of reviewing intercompany allocations since the date of acquisition by L&H-N.V. to determine the appropriateness, accuracy and proper classification of any such amounts.

8. Includes the one-time curtailment gain of $5.5 million associated with the adoption of the amendment to freeze pension plans effective February 28, 2001.

9. This amount relates to professional fee payments and accruals as a result of the Chapter 11 bankruptcy filing. Dictaphone will allocate to the other debtor entities the appropriate proportionate share of these fees.

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
SUMMARY OF BANK ACCOUNTS
AS OF FEBRUARY 28, 2001
(in US $)

                                                                                                          ($000s)
BANK NAME                                ACCOUNT #       DESCRIPTION                                    BOOK BALANCE
---------                                ---------       -----------                                    ------------
National City                               70975505     Lock Box for U.S. customers' checks             $   1,692

Fleet Concentration                        0062-1496     Main "Hub" for cash activity. Treasury             20,535
                                                         uses this account for various activities
                                                         such as wire transfers, interest payment,
                                                         payroll, and other accounts payable
                                                         activities. Checks mailed to Dictaphone
                                                         are deposited in this account. The unused
                                                         cash borrowed under the Cerberus DIP
                                                         Facility are included in this account.

Various Petty Cash Accounts                                                                                    24

Fleet Disbursing                           0062-1496     Account payable distribution for                      --
                                                         Melbourne Service Distribution

                                           0062-4143     Account payable distribution for                  (2,021)
                                                         Melbourne Service Distribution

                                           0069-3854     Account payable distribution for                      --
                                                         Melbourne Service Distribution

                                          00-69-4858     Account payable distribution for                      --
                                                         Melbourne Service Distribution

Fleet Flexible Spending                 9417-546-739     Holding account for a specific medical                --
                                                         plan. Little movement in this account.

United Health                                            Holding account for a specific medical                31
                                                         insurance benefits.

DB London Int'l Dealer Concentration      298494-001     Agent for international payments. The                127
                                                         agent is in charge of the billing and
                                                         collecting.

DB London Sterling Disbursing             298494-002     Account used for foreign payments that               116
                                                         require the British Pound

DB London Dollar Disbursing               298494-003     Account used for foreign payments that                58
                                                         require the U.S. dollar

Chase Dental Claims (Dormant)             022-429948     Account used for dental claims                        --

Chase Concentration                    910-1-01-2053     Holding account before the money is                  286
                                                         released to Chase Payroll or Chase Dental
                                                         Claims.

Chase Payroll                            601-2-25774     Account used to disburse payroll checks             (101)
                                                         for employees that are not Bank of
                                                         America customers

Bankers Trust Letter/Credit Payments      00-320-127     Holding account for Trade letter of credit            --

Bankers Trust Letter/Credit Payments      08-483-668     Holding account for Standby letter of                 --
                                                         credit

Bankers Trust Corporation               00-320-151       Main holding account for various accounts             47

Bankers Trust Overnight Sweep           00-621-579       Sweep account                                         --
                                                                                                         --------

                                        TOTAL                                                            $ 20,794
                                                                                                         ========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
SUMMARY OF PAYMENTS TO INSIDERS
FOR THE MONTH ENDED FEBRUARY 28, 2001
(in US $)

Name                                    Amount      Reason
----                                    ------      ------
John  H.  Duerden                      $     935    Expense Reimbursement

Daniel  P.  Hart                          29,373    Salary
Daniel  P.  Hart                           1,394    Expense Reimbursement

Robert  G.  Schwager                      28,896    Salary
Robert  G.  Schwager                       4,551    Expense Reimbursement

Ronald  A.  Elwell                        24,500    Salary
Ronald  A.  Elwell                         4,067    Expense Reimbursement

Joseph  J.  Delaney                       20,667    Salary
Joseph  J.  Delaney                          710    Expense Reimbursement

George  M.  Carpenter                     11,500    Salary

Calvin  Smith                             10,000    Salary

Stephen  J.  Walcutt                      10,000    Salary
                                       ---------

  TOTAL  PAYMENTS TO  INSIDERS         $ 146,591
                                       =========

DICTAPHONE CORPORATION
CASE NO. 00-4397 (JHW)
SUMMARY OF PAYMENTS TO CONSULTANTS/PROFESSIONALS
FOR THE MONTH ENDED FEBRUARY 28, 2001
(in US $)

Name                                              Amount      Reason
----                                              ------      ------
Aquilino, Welsh & Flaxman, P.C.                $    15,105    Patent/Trademark Matters

Computer Packages Inc.                               8,464    Foreign Patent and Trademark Matters

Deloitte & Touche LLP                                3,078    Tax and Financial Consultants/Dictaphone

Fross Zelnick Lehrman & Zissu                     4,536.70    Intellectual Patent/Trademark Counsel

Kramer, Levin, Naftalis and Frankel LLP             10,722    Various patent/trademarks matters

Robin, Blecker & Daley                              54,240    Intellectual Property Matters/Internet Domain Counsel

Towers Group                                           918    Sales Tax System advice

PricewaterhouseCoopers LLP                         956,508    Financial Consultants/Advisors

Milbank, Tweed, Hadley & McCloy LLP                588,056    Legal Counsel - Bankruptcy
                                               -----------

                                       TOTAL   $ 1,641,628
                                               ===========